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                                                                    Exhibit 3-94
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Microfilm Number______         Filed with the Department of State on SEP 15 1993

Entry Number 2546274                        /s/[graphic of signature]
                                            -----------------------------------
                                            Secretary of the Commonwealth


                      ARTICLES OF INCORPORATION-FOR PROFIT
                                       OF
                          SRS ACQUISITION CORPORATION
                     --------------------------------------
                              NAME OF CORPORATION
                     A TYPE OF CORPORATION INDICATED BELOW


   Indicate type of domestic corporation:

|x| Business-stock (15 Pa.C.S. ss. 1306)  |_| Management (15 Pa. C.S. ss. 2702)

|_| Business-nonstock (15 Pa.C.S.         |_| Professional (15 Pa.C.S. ss. 2903)
    ss. 2102)

|_| Business-statutory close (15 Pa.C.S.  |_|Insurance (15 Pa.C.S. ss. 3101)
    ss. 2303)

                     |_| Cooperative (15 Pa.C.S. ss. 7102A)

              DSCB:15-1906/2102/2303/2702/2903/3101/7102A (Rev 91)

   In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned, desiring to incorporate a corporation for profit hereby state(s) that:

1.   The name of the corporation is: SRS Acquisition Corporation.

     -------------------------------------------------------------------------

2. The (a) address of this corporation's initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

     (a)  148 West State Street, Suite 100, Kennett Square, Pennsylvania  19348
                                                                       Chester
          --------------------------------------------------------------------
          Number and Street        City        State      Zip       County

     (b)  c/o: n/a
          --------------------------------------------------------------------
          Name of Commercial Registered Office Provider             County

     For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The corporation is incorporated under the provisions of the Business Corporation Law of 1988.

4. The aggregate number of shares authorized is: One thousand (1,000) Common Stock (other provisions, if any, attach 81/2 x 11 sheet)

5. The name and address, including street and number, if any, of each Incorporator is:

     Name                      Address
     Alice A. Deck             Four Penn Center Plaza, Philadelphia, PA 19103
     -----------------------   -----------------------------------------------

     ----------------------    -----------------------------------------------

6.   The specific effective date, if any, is___________________________________
                                            month   day    year    hour, if any
93 SEP 15 PM 4:50
PA DEPT OF STATE

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7.   Shareholders shall not be entitled to cumulative voting.

IN TESTIMONY WHEREOF, the incorporator(s) has(have) signed these Articles of Incorporation this 15th day of September, 1993.

                                                   /s/Alice A. Deck
--------------------------------------   --------------------------------------
             (Signature)                             (Signature)
                                              Alice A. Deck, Incorporator

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Microfilm Number______         Filed with the Department of State on APR 05 1996

Entity Number 2546274                      /s/[graphic of signature]
                                        ---------------------------------------
                                           Secretary of the Commonwealth


              ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                             DSCB:15-1915 (Rev 91)


   In compliance with the requirements of 15 Pa.C.S. ss. 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.   The name of the corporation is: Staff Replacement Services, Inc.

      -------------------------------------------------------------------------

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

     (a)  148 West State Street, Kennett Square, PA 19348           Chester
          ---------------------------------------------------------------------
          Number and Street        City        State      Zip       County

     (b)  c/o:
               ---------------------------------------------------------------
               Name of Commercial Registered Office Provider        County

     For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The Statute by or under which it was incorporated is: PA Bus, Law Act of 5/5/33, PL 364

4.   The date of its incorporation: 09/15/93

5.   Check, and if appropriate complete, one of the following:

     |x| The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

     |_|  The amendment shall be effective on  ---------- at ----------
                                                  Date          Hour

6.   Check one of the following:

     |x| The amendment was adopted by the shareholders (or members) pursuant to 15 Pa.C.S. ss. 1914(a) and (b)

     |_| The amendment was adopted by the board of directors pursuant to 15
             Pa.C.S. ss. 1914(c).

7.   Check, and if appropriate, complete one of the following:

     |x| The amendment adopted by the corporation, set forth in full, is as follows:

     The name of the corporation is Genesis Eldercare Staffing Services, Inc.

(PA - 1427 - 10/9/92)

[graphic omitted]

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DSCB:15-1915 (Rev 90)-2

    |_| The amendment adopted by the corporation as set forth in full in Exhibit A attached hereto and made a part hereof.

8. |_| The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

   IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 3rd day of April, 1996.

                                        Staff Replacement Services, Inc.
                                        ---------------------------------------
                                                (Name of Corporation)

                                        BY: /s/ [graphic of signature]
                                            -----------------------------------
                                                     (Signature)

                                        TITLE: Secretary
                                               --------------------------------

(PA-1427)